Exhibit 10.42

Loan No. 332912

                                  FIRST AMENDMENT TO PROMISSORY NOTE

            THIS FIRST AMENDMENT TO PROMISSORY NOTE (this "First Amendment") is made as of the 7th day of April, 2009 between, CCIP/2 VILLAGE BROOKE, L.L.C., a Delaware limited liability company, 4582 South. Ulster Street, Suite 1100, Denver, CO  80237, hereinafter called "Borrower", and THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, hereinafter called "Northwestern".

RECITALS

            WHEREAS, Northwestern is the owner of a certain Promissory Note executed by Borrower on December 17, 2003 in the original principal amount of Twenty-One Million Dollars ($21,000,000.00) (the "Note") secured by a lien against certain property in the County of Hamilton, City of Cincinnati, State of Ohio (the "Property") as more particularly described in that certain Open-End Mortgage and Security Agreement (the "Lien Instrument") dated December 17, 2003, executed by Borrower and recorded December 24, 2003 in Book 9490, Page 1670 as Document No. 03-0592685 in the records of Hamilton County, Ohio;

            AND WHEREAS, Northwestern has agreed to amend certain terms of the Note.

            NOW, THEREFORE, in consideration of the above and of the mutual agreements herein contained, the undersigned parties agree to the following:

            1.  Unless otherwise defined herein or otherwise indicated, capitalized words and terms used but not defined herein shall have the meaning ascribed to them in the Note.

            2.  The second paragraph of the Repayment Terms of the Note is hereby deleted and  replaced with the following:

"Accrued interest only on the amount advanced shall be paid on the fifteenth day of the month following the date of advance ("Amortization Period Commencement Date") and on the fifteenth day of each month thereafter until December 31, 2004.  On the fifteenth day of the following month and on the fifteenth day of each month thereafter through and including April 15, 2009, installments of principal and interest shall be paid in the amount of $130,847.00.  Beginning on the May 15, 2009 payment date, and on the fifteenth day of each month thereafter until maturity, installments of principal and interest shall be paid in the amount of $117,130.00."

            3.  Except as hereby amended, the Note shall remain in full force and effect, unchanged and in all respects, ratified and confirmed.

            4.  Nothing herein contained shall affect the priority of the Lien Instrument over other liens, charges, encumbrances or conveyances nor shall it release or change the liability of any party who may now or hereafter be liable, primarily or secondarily, under or on account of the Note.

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            IN WITNESS WHEREOF, this First Amendment has been executed by the undersigned as of the date and year first above written.

                                                                        THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation

                                                                        By:      Northwestern Investment Management Company, LLC, a Delaware limited liability company, its wholly-owned affiliate and authorized representative

                                                                                    By:  /s/Thomas D. Zale

                                                                                          Thomas D. Zale, Managing Director

                                                                                    Attest:  /s/Daniel C. Knuth

                                                                                          Daniel C. Knuth, Assistant Secretary

(corporate seal)

                                                                        CCIP/2 VILLAGE BROOKE, L.L.C., a

                                                                        Delaware limited liability company

                                                                        By:      Consolidated Capital Institutional

                                                                                    Properties/2, a California limited

                                                                                    partnership, its sole member

                                                                                    By:      ConCap Equities, Inc., a

                                                                                                Delaware corporation, its

                                                                                                general partner

                                                                                                By:  /s/Patti K. Fielding

                                                                                                Name:  Patti K. Fielding

                                                                                                Its:  Executive Vice President And

                                                                                                       Treasurer

CONSENT OF GUARANTORS:

The undersigned guarantor, who is a party under that certain Guarantee of Recourse Obligations dated as of December 17, 2003, joins in the execution of this document for the purpose of acknowledging the above.  The undersigned guarantor confirms that, except as herein modified, the Guarantee of Recourse Obligations remains in full force and effect, unchanged and in all respects ratified and confirmed.

                                                                                    GUARANTORS:

                                                                                    AIMCO PROPERTIES, L.P., a Delaware

                                                                                    limited partnership

                                                                                    By:      AIMCO-GP, Inc., a Delaware

                                                                                                corporation, its general partner

                                                                                                By:  /s/Patti K. Fielding

                                                                                                Name:  Patti K. Fielding

                                                                                                Its:  Executive Vice President And

                                                                                                       Treasurer